SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

(Amendment No.)

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INTERNATIONAL CONSOLIDATED COMPANIES INC.
(Exact name of registrant as specified in its in its charter)

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INTERNATIONAL CONSOLIDATED COMPANIES
2100 19TH STREET
SARASOTA, FLORIDA  34234
941.330.0336

Notice of Action by Written Consent
of Sixty-Six Percent of the Outstanding
Common Stock taken as of June 17, 2008

TO THE STOCKHOLDERS OF INTERNATIONAL CONSOLIDATED COMPANIES, INC.

International Consolidated Companies, Inc. (“we” “us” “our” or “Company”), hereby give notice to its stockholders that the holders of Sixty-Six percent (66%) of the Company’s outstanding shares of common stock (“Common Stock”) have taken action by written consent to:

•
approve an amendment to the articles of incorporation to increase the number of authorized shares to 500,000,000 (FIVE HUNDRED MILLION) common shares and 100,000,000 (ONE HUNDRED MILLION) preferred shares;

The Company’s stockholders have approved this corporate action in lieu of a special meeting of the stockholders pursuant to Section 607.0704 of the Florida Statutes (“Florida Statutes”), which permits any action that may be taken at a meeting of the stockholders to be taken by the written consent to the action by the holders of the number of shares of voting stock required to approve the action at a meeting.  All necessary corporate approvals in connection with the matters referred to in this Information Statement have been obtained.  This Information Statement is being furnished to all of our stockholders pursuant to Section 14(c) of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules there under, solely for the purpose of informing stockholders of these corporate actions before they take effect.  In accordance with Rule 14c-2 under the Exchange Act, the stockholder consent will take effect 21 calendar days following the mailing of this information statement (“the “Information Statement”) to stockholders.  This Information Statement shall be considered the notice required under Section 607.0740 of the Florida Statutes.

This action has been approved by our Board of Directors and the holders of sixty-six percent (66%) of the Company’s Common Stock outstanding.  Only stockholders of record at the close of business on June 18, 2008, are being given Notice of this action by written consent.  The Company is not soliciting proxies.

By Order of the Board of Directors of
International Consolidated Companies, Inc.

/s/ Antonio F. Uccello, III
International Consolidated Companies, Inc.
Sarasota, Florida
June 18, 2008

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

INTERNATIONAL CONSOLIDATED COMPANIES, INC.
2100 19TH STREET
SARASOTA, FLORIDA  34234

INFORMATION STATEMENT

ACTION BY THE HOLDERS OF SIXTY-SIX PERCENT (66%)
OF SHARES ENTITLED TO VOTE THEREON

We are furnishing this Information Statement to all holders of our capital stock, to provide you with information regarding a description of an action which was taken by written consent in lieu of a special meeting of the Common Stockholders on June 18, 2008, by the holders of sixty-SIX percent (66%) of the Company’s Common Stockholders subject to the expiration of 20 days following the initial mailing of this Information Statement to our stockholders as required under Rule 14c-2 under the Exchange Act.  Only Common Stockholders as of June 17, 2008 were entitled to vote on the matters set forth hereafter in this Information Statement.  As of June 17, 2008, the Company had 17,732,660 shares of its Common Stock issued and outstanding.  As of June 17, 2008, the holders of 11,758,529 shares of the Company’s Common Stock, or approximately sixty-six percent (66%) of the Company’s then outstanding shares of Common Stock, executed a written consent with Section 607.0704 of Florida Statutes, approving the following action:

•	amend the Company’s Articles of Incorporation to increase the number of authorized shares to 500,000,000 (FIVE HUNDRED MILLION) common shares and 100,000,000 (ONE HUNDRED MILLION) preferred shares.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being mailed on or about June 27, 2008, to stockholders of record on June 18, 2008.  This Information Statement is being delivered only to inform you of the corporate action described herein in accordance with Rule 14c-2 under the Exchange Act as of June 17, 2008.  As of June 17, 2008, there were 17,732,660 shares of our Common Stock, No Par Value, outstanding, each of which was entitled to one vote.  As of June 18, 2008, only the holders of shares of the Company’s Common Stock were entitled to vote on the corporate action described herein.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record on the June 18, 2008, and will reimburse such brokers and other custodians, nominees and fiduciaries for out-of-pocket expenses incurred in forwarding such material.

The Company’s mailing address and the address of its principal executive offices in 2100 19th Street, Sarasota, Florida  34234 and its telephone number is 941.330.0330.

This is not a notice of a special meeting of stockholders and no stockholders meeting will be held to consider any matter described in this Information Statement.

Common Stockholders owning of record approximately sixty-six percent (66%) of our outstanding Common Stock have irrevocably consented to the actions described herein.  The vote or consent of no other holders of our capital stock is required to approve the action described herein.  Accordingly, no additional votes will be needed to approve the action described herein.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS

The following tables set forth the security ownership as of June 18, 2008, by each person (or group of affiliated persons) who, to our knowledge, is the beneficial owner of five percent or more of our outstanding the Company’s equity securities, and each of the foregoing as a group.

Title of Class	Name and Address Of Beneficial Owner	Amount and Nature Of Beneficial Owner	Percent of Class
Common Stock, No Par Value	Antonio F Uccello, III 2100 19th Street Sarasota, FL 34234(1)	6,359,600(1)	36%(1)
Common Stock, No Par Value	Abraham Uccello(1) 384 Avenida Madera Sarasota, FL 34242	2,388,000(1)	13.5%(1)
Common Stock, No Par Value	Estate of Salvatore Uccello(1)(2) 6527 Waterford Cr. Sarasota, FL 34238	716,400(1)	4%
Common Stock, No Par Value	Roger P. Nelson 14 Giovanni Dr. Waterford, CT 06385	796,000	4.5%
Totals for Class as a Whole		10,260,000	58%

(1)  Pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the voting) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to a security whether through a contract, arrangement, understanding, relationship or otherwise.  All of the shares described in the foregoing table are owned by GO! Agency, LLC, a Florida limited liability company whose address is 4744 Spinnaker Drive Bradenton, FL  34208.  The individuals listed are the members of GO! Agency and the shares of common stock reflected for each person in the foregoing table reflect each such person’s percentage ownership of GO! Agency.  Antonio F. Uccello, III, is the manager and the 51% owner of GO! Agency and, therefore, pursuant the terms of GO! Agency’s Operating Agreement, has the sole power, subject to his fiduciary duties to the other GO! Agency members, to vote, or dispose of or direct the disposition of all the shares of International Consolidated Companies, Inc.’s common stock beneficially owned by GO! Agency.  Antonio F. Uccello, III, has control of us by virtue of his voting control of 7,960,000 shares of our common stock.  Additionally, Antonio F. Uccello, III holds 2.3 million shares personally.

(2) The Estate of Salvatore Uccello was established due to his passing in February of 2007.

SECURITY OWNERSHIP
OF MANAGEMENT

The following tables set forth the security ownership as of September 2007, by the Company’s management, and each of the foregoing as a group.

Title of Class	Name and Address Of Beneficial Owner	Amount and Nature Of Beneficial Owner	Percent of Class
Common Stock, No Par Value	Antonio F. Uccello, III(1) 1350 Main St., #1501 Sarasota, FL 34236	6,359,600(1)	36%(1)
Common Stock, No Par Value	Evelyn P. Silva(2) 3523 24th Parkway Sarasota, FL 34235	400,000	2.3%
Common Stock, No Par Value	Dennis D. Derr(3) 1222 Sea Plume Way Sarasota, FL 34242	250,000	1.4%
Common Stock, No Par Value	Richard Dorfman (3) A1 Grand Prix, 1st Floor 192 Sloane Street London, SW1X 9QX United Kingdom	73,529	*
Common Stock, No Par Value	Thomas Bachman (3) 2960 S. McCall Road, Ste 210 Englewood, FL 34224	--	--
Common Stock, No Par Value	Ronald D. Ciaravella (3) 8191 N Tamiami Trail Sarasota, FL 34243	--	--
Totals for Class as a Whole		5,609,600	40%

(1)           Antonio F. Uccello, III is our Chairman of the Board of Directors, President, Chief Executive Officer, and Chief Financial Officer.  See footnote (1) above in the section titled Security Ownership of Certain Beneficial Owners for information about the Company’s equity securities beneficially owned by Antonio F. Uccello, III.  Additionally, Antonio F. Uccello, III holds 2.3 million shares personally.

(2)           Evelyn P. Silva is our Secretary.

(3)           Dennis D. Derr, Richard Dofrman, Thomas Bachman and Ronald D. Ciaravella are Directors.

ELECTION OF DIRECTORS AND EXECUTIVE OFFICERS

Directors

Three directors were elected pursuant to the written consent to serve until the next annual meeting of the Company’s stockholders or the next time directors are elected or the next time directors are elected by written consent in lieu of a meeting of stockholders or until their respective successors are duly elected and qualified.  Each of the directors elected are incumbent directors.

The name, age, the year in which each first became a director and their principal occupations or employment during the past five years are as follows:

Name and Age                                           Position                                                                Term

Antonio F. Uccello, III                             Chairman/President/Chief                                  January 2002
Age 40                                                        Officer/Chief Financial Officer                          to present

Richard Dorfman                                       Director                                                                March 2008
Age 56                                                                                                                                      to present

Dennis D. Derr                                          Director                                                               August  2007
Age 49                                                                                                                                      to present

Thomas Bachman                                     Director                                                                March 11, 2003
Age 61                                                                                                                                      to present

Ronald D. Ciaravella                                 Director                                                                December 2007
Age 60                                                                                                                                      to present

Antonio F. Uccello, III

Mr. Uccello is the founder, President, Chief Executive Officer, Chairman of the Board of Directors and the Chief Financial Officer of the Company.  Mr. Uccello attended college at the University of Connecticut and took graduate courses at Hunter College in New York City.  Mr. Uccello has been in the securities industry for the last 13 years.  Mr. Uccello holds a Series 65, Registered Investment Advisor license from the National Association of Securities Dealers.  From June, 1996, to February, 2001, Mr. Uccello was a branch manager for Brookstreet Securities.  Brookstreet Securities was at that time a registered broker-dealer.  Mr. Uccello left Brookstreet Securities in February, 2001, to establish Chelsea Capital Management, LLC where he acts a registered investment advisor.  Both Chelsea and Mr. Uccello are registered as investment advisors with The State of Florida, Department of Banking and Finance and the State of Connecticut Department of Banking, Division of Securities and Business Investments.  Mr. Uccello is the owner of 99% of the membership interests and the sole manager of Chelsea and as such is the sole owner and sole control person of Chelsea.  Mr. Uccello is the majority member and the manager of Hawkeye Real Estate, LLC and is the President of and a minority shareholder in Olympus Leasing Company, both of which are related parties to us.  Hawkeye Real Estate is a real estate developer and Olympus Leasing is engage in the business of making commercial loans.  Mr. Uccello will devote 90% of his time to us.  Mr. Uccello has extensive experience in finance and is responsible for the overall profitability of the Company.

Richard Dorfman

From 2003 to the present Mr. Dorfman has worked as an independent consultant specializing in the maximization of media rights, primarily in the sports and entertainment fields.  Consulting services include strategic planning, marketing, sales and servicing of television, 3G/Wireless and other media rights for sports rights holders, governing bodies and media outlets on a local or global basis.  Mr. Dorfman is also on the board of Energem Natural Resources Company.

Dennis D. Derr

Mr. Derr is a Director of the Company.  Mr. Derr received a Bachelor of Science in Finance from Colorado State University in 1980 and a Master of Science in Finance from Colorado State University in 1984.  From 2004 to present, Mr. Derr has been an independent consultant to various businesses in the areas of strategic planning, business capture and market development.  Mr. Derr served as Executive Vice President of Avisys, Incorporated, located in Austin TX from 1996 2004.  As a corporate officer and major shareholder at Avisys, Incorporated, Mr. Derr was involved in all aspects of corporate management and governance.  He was responsible to the President to formulate effective business development strategies within defense and commercial markets and across diverse aircraft, avionics, information and electronic warfare products for Avisys, Incorporated.  He assisted in directing and implementing overall corporate strategy and culture and had primary responsibility for identification and acquisition of corporate resources.  Mr. Derr also had responsibility for the management of contracts and legal matters.  He developed, executed and administered corporate policies with respect to legal, contractual, business, and personnel matters.  Mr. Derr also performed as Vice President of Business Development and was the corporate lead during the 2004 acquisition of L-3 Communications by Avisys, Incorporated.  From 1992 to 1996, Mr. Derr served as Director of Business Development for Marconi Tracor Flight Systems.  As Vice President of Business Development for Marconi Tracor Flight Systems, Mr. Derr promoted expansion of new product base and customer base while continuing to effectively market and capture follow-on business.  He led an electronic warfare products capture. Mr. Derr led successful proposal teams for programs of all sizes and technologies, from $50,000 change orders to $50,000,000 systems.  As part of a team assigned to special programs work, Mr. Derr performed a dual role with the management and administration of a $20,000,000 portfolio of electronic warfare hardware.

Thomas Bachman

Mr. Bachman is a Director of the Company. Mr. Bachmann has been the Executive Publisher and Director of Industry Development of Beverage Industry Magazine, the leading trade publication for the beverage industry since 1994.  Prior to becoming Executive Publisher and Director of Industry Development of Beverage Industry Magazine in 1994, Mr. Bachmann was the National Sales Manager and Associate Publisher of Beverage Industry Magazine from 1976 to 1981.  From 1982 to 1992 Mr. Bachmann was Publisher of Diary Field, Today’s Catholic Teacher and Early Childhood News.  Mr. Bachmann ran his own consulting firm, Bachmann and Associates from 1992 to 1994.  Mr. Bachmann is a member of the National Soft Drink Association, the Canadian Soft Drink Association, and the International Bottled Water Association.  Mr. Bachmann will bring an industry wide perspective to the Company.

Ronald D. Ciaravella

Ronald D. Ciaravella has over 30 years as a successful entrepreneur and is an active community member serving on many local and regional Boards.  As an aviation pioneer, Mr. Ciaravella is President and owner of a large aviation company, a commercial pilot, and is highly respected and regarded in the aviation industry and statewide business community.  Having held positions as Founder and President of Skybus Express Airlines and President of Nomad Distributors (the North American Distributors of the Nomad turbo prop aircraft).

Executive Officers

The following table sets forth a list the names and ages of all executive officers of the Company, all positions and offices with the Company held by each such person; each such person’s term of office as officer and the period served as such.

Name and Age                                              Position                                                           Term

Antonio F. Uccello, III                                Chairman/President/ Chief Executive          January 28, 2002
Age 41                                                           Officer/Chief Financial Officer                      to present

Evelyn P. Silva                                              Vice President Operations/Secretary         February 8, 2007
Age 40                                                                                                                                      to present

There exists no arrangement or understanding between any of the Company’s officers and any other person(s) pursuant to which any of the executive officers were selected as an officer.

There have been no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such director, officer, affiliate of the Company, or security holder has been a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Resumes

Antonio F. Uccello, III

See resume of Mr. Uccello above in the section titled Election of Directors.

Evelyn P. Silva

Mrs. Silva has been our Vice President of Operations and Secretary since February 8, 2007.  Prior to that, Mrs. Silva was our operations manager from July 2002 to February 8, 2007.  Mrs. Silva’s duties as operations manager included management of operations for company including supervising product assembly and distribution, administrative functions, and acted as an assistant to our President.  Mrs. Silva supervised accounts payable and receivable, payroll (including payroll taxes and unemployment taxes) and was accountable for all customer service issues.  She also supervised human resource for employees.  Prior to joining the Company, Mrs. Silva served as a legal assistant for the law offices of Christopher K. Caswell, P.A. from December 2001 to July 2002.  While with Christopher K. Caswell, P.A., Mrs. Silva supervised accounts payable and receivable, payroll, and medical and dental Insurance coverage.  She also performed administrative functions for the office and attorneys.

There are no family relationship between any director, or executive officer.

The exists no arrangement or understanding between any of the Company’s officers and any other person(s) pursuant to which any of the executive officers were selected as an officer.

There have been no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such director, officer, affiliate of the Company, or security holder has been a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

There have been no events that occurred during the past five years that are material to an evaluation of the ability or integrity of any director, or executive officer of the registrant.

Key Employees

Antonio F. Uccello, III, is the only key employee of the Company.

CERTAIN TRANSACTIONS WITH RELATED PERSONS

On June 28, 2005, the Company loaned, $1,200,000 to Olympus Leasing Company, a related party.  At June 28, 2005, Antonio F. Uccello, III, was, and is now the President, Chairman and a minority owner of the issued and outstanding shares of stock of Olympus Leasing and reports to its board of directors.  Antonio F. Uccello, III, was and is one of the Company’s officers and directors and an indirect shareholder of International Consolidated Companies, Inc.  The loan is for a period of five years with interest accruing on the unpaid balance at 5.3% per annum payable annually, with the entire principal and unpaid interest due and payable in full on June 28, 2010.  There is no prepayment penalty.  The purpose of the loan was to obtain a higher interest rate than is currently available at traditional banking institutions.  Olympus Leasing’s primary business is making secured loans to chiropractic physicians throughout the United States for the purchase of chiropractic adjustment tables.  The loans are generally for less than $3,000 each and are secured by a first lien on each chiropractic adjustment table.  Each loan is personally guaranteed by the chiropractic physician.  The rate of return on the Olympus Leasing loans is between 15% and 25% per annum.  To date, Olympus Leasing has suffered no loss from any loan to a chiropractic physician for the purchase of a chiropractic adjustment table.  On January 3, 2007, the Company pursuant to the future advance clause in this note loaned Olympus Leasing an additional $300,000.  Since the making of the loan, including future advances thereon, by the Company to Olympus Leasing, Olympus Leasing has made payments to the Company of $956,272.  The remaining balance that was due from related party on the balance sheet was $613,342 on June 30, 2007.  Because of the foregoing facts, the Company believes that the probability of a default on the loan by it to Olympus Leasing is unlikely.  The current principal balance due to the Company from Olympus Leasing is $594,746.  There is an excellent market for the re-sale of chiropractic adjustment tables which may be the subject of a foreclosure.  Olympus Leasing currently has in excess of $1,000,000 in outstanding finance receivables from chiropractic physicians secured by a first lien on each chiropractic adjustment table.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors and persons who beneficially own more than ten percent (10%) of the company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers and directors and greater than ten percent (10%) shareholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all section 16(a) forms they file.  Based on its review of the copies of such forms received by the Company, the Company believes that during the year ended December 31, 2007, all such filing requirements applicable to its officers and directors were complied with.

CODE OF ETHICS

On April 8, 2004, the board of directors adopted a code of ethics that the Company’s principals financial officer, principal accounting officer or controller and any person may perform similar functions is subject to.  The Company filed the code of ethics as exhibit to its Form 10-SB12G on May 4, 2004.

CORPORATE GOVERNANCE

Director Independence, Board Meetings and Committees

The Company’s business is managed under the direction of its Board of Directors.  The board meets on a regularly scheduled basis to act on matters requiring board approval.  It also holds special meetings when an important matter requires action by the board between scheduled meetings.  The board of directors held seven meetings during the fiscal year ended December 31, 2007 and three meetings so far during 2008.  All board members attended each meeting.  During the fiscal year ended December 31, 2007 the board consisted of five members, three of which were independent under the independence standards applicable to the small business issuer.  To date during the current fiscal year the board has consisted of five members, three of which are independent under the independence standards applicable to the small business issuer.

The Company does not have a standing compensation, audit or nominating committee or any committee performing a similar function.  The Company does not have an audit committee charter or a nominating committee charter or policy or similar documents.  The Company intends to form an audit committee, a compensation committee, and a nominating committee during the 2008 fiscal year.

The Company’s entire Board of Directors participates in the compensation, audit and nomination processes.  The Board of Directors does not have a nomination committee or audit committee charter.  The Board of Directors does not have a formal policy with regard to the consideration of any director candidates recommended by security holders.  The entire board will consider any person nominated by security holders that is reputable and that has experience in the industry in which the Company operates or business experience in general.  The board will also consider the extent of any nominee’s educational background in deciding whether to nominate a person for a directorship position.  The Company does not pay any fee to third parties for helping the board to nominate or evaluate director candidates and the board does not obtain such services from any third party.

The Company’s entire Board of Directors acts as the compensation committee.  Due to the current size of the Company and the relatively small size of the board of directors, the Company believes that it is reasonable at this point for the entire board to perform this function.  The board, acting as the compensation committee, does not at this time have a compensation committee charter.  The entire board meets annually to determine executive officer compensation.  The board has complete authority for establishing executive officer compensation.  The board does not delegate any authority with respect to the executive officer compensation.  The Company’s President and Chief Executive Officer and majority Stockholder is a member of the board and therefore has an opportunity to discuss executive compensation with the other members of the board and one vote to determine executive compensation.  The board has not engaged any compensation consultants in determining or recommending the amount or form of executive and director compensation.  The board has determined not to pay any directors fee of any nature for the foreseeable future.

To date, the Company has not held annual meetings and has utilized consents to action by shareholders holding the number of shares of equity stock necessary to approve the action taken by such consents to action.

For the year ended December 31, 2007, the Company’s Board of Directors, acting as the audit committee, has (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the Company’s independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; (iii) received the written disclosures and a letter from its independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees ), and has discussed with the independent accountant the independent accountant's independence; and (iv) recommended that the audited financial statements be included in the company's annual report on Form 10–KSB for the fiscal year ended Dismember 31, 2007, for filing with the Securities and Exchange Commission.

Audit Committee Financial Expert

The Company’s Board of Directors currently does not have an audit committee financial expert but hopes to nominate establish an audit committee and nominate an audit committee financial expert as a candidate for a directorship during the 2008 fiscal year.  The Company and its Board of Directors have been actively searching for an audit committee financial expert but have had difficulty identifying a suitable candidate because of size of the Company, perceived additional liability to the public by prospective candidates and the excessive additional costs associated with the selection of a candidate including but not limited to director fees for the audit committee financial expert and director liability insurance.

Security Holder Communication

The Company encourages its security holders to communicate directly with its Board of Directors regarding any issues, including financial issues that may affect the Company.  The process for contacting the board of directors is through writing to Evelyn P. Silva, Secretary, at 210 19th Street, Sarasota, Florida  34234.  Mrs. Silva will raise any appropriate security holder concerns that she receives with the Company’s entire board of directors.

EXECUTIVE COMPENSATION TABLE

Set forth below are the annual cash compensation and restricted stock grants paid to the Company’s executive officers for the period ended December 31, 2006 and 2007.

Summary Compensation Table 2006

Name and Principal		Annual			Long Term Compensation
Position	Year	Compensation Salary $	Bonus $	Other Annual Compensation	Stock Grants #	All Other Compensation

Antonio F. Uccello, III	2006	125,000	0	0	0	0
Chief Financial Officer

Andrei A. Troubeev	2006	41,200	0	0	0	0
Vice President,
Engineering

(1)           All Other Compensation consists solely of health insurance.

Summary Compensation Table 2007

		Annual			Long Term
Name and Principal		Compensation		Other Annual	Compensation	All Other
Position	Year	Salary $	Bonus $	Compensation	Stock Grants #	Compensation (1)

Antonio F. Uccello, III	2007	122,000	0	0	0	0
Chief Financial Officer

Andrei A. Troubeev	2007	27,235	0	0	0	0
Vice President,
Engineering

None of the directors have been paid any fees for acting as such though we do expect to give the directors restricted stock grants for future service.

DESCRIBE STOCK AWARD AND COMPENSATION PLAN
Other than as set forth in the foregoing table, with footnotes, there is no other plan, contract, authorization or arrangement, whether or not set forth in any formal documents, pursuant to which the following may be received by any or our officers or directors: cash, stock, restricted stock or restricted stock units, phantom stock, stock options, stock appreciation rights (“SARs”), stock options in tandem with SARs, warrants, convertible securities, performance units and performance shares, and similar instruments.

INDEPENDENT PUBLIC ACCOUNTANTS

The directors have approved the engagement of Bagel, Josephs, Levine & Company, LLC as the Company’s principal independent auditor to audit the financial statements of the Company for the year ending December 31, 2007 and to conduct a review of its quarterly statements for the year ending December 31, 2007.  Bagel, Josephs, Levine & Company, LLC has been the Company’s principal independent auditors since the Company’s 2004 fiscal year.

PUBLIC ACCOUNTANT FEES AND SERVICES

Public Accountant Fees

The aggregate fees billed by our independent auditors, Bagell Josephs & Company, LLC, for the years ended December 31, 2006 and 2005, are as follows:

	2007	2006
Audit Fees	$76,000	$41,000
Audit Related Fees	$-0-	$-0-
Tax Fees	$-0-	$-0-
All Other Fees	$-0-	$-0-
TOTAL FEES	$76,000	$41,000

Pre-Approval Policies and Procedures

The Company’s Board of Directors has not established “Pre-Approval Policies” for the selection of the Company’s independent auditors as described in Regulation 210.201(c)(7)(i)(B) as promulgated by the Securities and Exchange Commission pursuant to The Securities Exchange Act.  Before the independent auditor is engaged by the Company, or its subsidiaries, to render audit or non-audit services, the engagement is approved by the Company’s Board of Directors acting as the Company’s Audit Committee and thereafter submitted to the Company’s Stockholders for approval.

AMENDMENT TO ARTICLES OF INCORPORATION

The Consent to Acton approves the amendment of the Company’s Articles of Incorporation as follows:

•	amend the Company’s Articles of Incorporation to increase the number of authorized shares to 500,000,000 (FIVE HUNDRED MILLION) Common Shares and 100,000,000 Preferred Shares

The reasons and general effect of these amendments are to increase the number of common shares to allow the company for flexibility in acquiring additional companies, finance the company through the sale of common or preferred shares, and have sufficient shares to create a stock option program for employees of the Company and its Subsidiaries.

INTEREST OF CERTAIN PERSONS IN
MATTERS CONTAINED IN THE CONSENT TO ACTON

The Company’s officers and directors as a group hold Forty percent (40%) and have voting control over Sixty One Percent (61%) of our total issued and outstanding shares of our Common Stock.

To our knowledge, no director has informed the Company in writing or verbally that he was in opposition to the adoption of the Consent to Action by the Stockholders.

COPIES OF INFORMATION STATEMENT

Only one Information Statement is being delivered to multiple security holders sharing an address unless we have received contrary instructions form one or more of the security holders.  We hereby undertake promptly to deliver, upon written or oral request, a separate copy of this Information Statement to a security holder at a shared address to which a single copy of the Information Statement was delivered.  In order to request additional copies of this Information Statement or to request delivery of a single copy of this Information Statement if you are receiving multiple copies, please contact us by mail at 2100 19th Street, Sarasota, FL  34234; attention Secretary, or by phone at 941.330.0336.

ADDITIONAL INFORMATION

The Company files annual, quarterly and current reports, information statements and other information with the Securities and Exchange Commission.  You may read and copy any reports, statements or other information that we file at the Securities and Exchange Commission’s public reference rooms at 100 F Street, N.E., Washington, D.C. 20549.  You may also obtain copies of this information by mail from the Public Reference Section of the Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549 at prescribed rates.  Please call the Securities and Exchange Commission at 1-(800) SEC-0330 for further information on the public reference rooms.  The Securities and Exchange Commission also maintains a web site at http://www.sec.gov at which reports, proxy and information statements and other information regarding the Company are available. We maintain a website at http://www.iccina.com.  The material located on our website is not a part of this Information Statement.  The Securities and Exchange Commission allows us to “incorporate by reference” information into this Information Statement, which means that we can disclose important information to you by referring you to another document filed separately with the Securities and Exchange Commission.  The information incorporated by reference into this Information Statement is deemed to be part of this document, except for any information superseded by information contained directly in this document or contained in another document filed in the future which itself is incorporated into this document.  This document incorporates by reference the documents listed below that we have previously filed with the Securities and Exchange Commission (Exchange Act filing number 000-50742):

1.           Form 8-K/A filed with the Securities and Exchange Commission on June 13, 2008.

2.	Form 10-Q for the quarter ended March 30, 2008 filed with the Securities and Exchange Commission on May 20, 2008.

3.           Form 8-K filed with the Securities and Exchange Commission on April 2, 2008.

4.	Form 10-K/A for the fiscal year ended December 31, 2007 filed with the Securities and Exchange Commission on April 1, 2008.

Dated:  June 18, 2008
/s/ Antonio F. Uccello, III
President and ChiefExecutive Officer

EXHIBIT A

INTERNATIONAL CONSOLIDATED COMPANIES, INC.
Articles of Amendment

Pursuant to the provisions of Section 607.1006 of the Florida Statutes, INTERNATIONAL CONSOLIDATED COMPANIES, INC., a Florida corporation, does hereby amend its Articles of Incorporation.

1.           The name of the corporation whose Articles of Incorporation are being amended by these Articles of Amendment is International Consolidated Companies, Inc., a Florida corporation.

2.           The Articles of Incorporation of International Consolidated Companies, Inc., a Florida corporation, is hereby amended by deleting the first paragraph of said article with the following paragraph to be added in its place:

Article III
CAPITAL STOCK

The total number of shares of capital stock which the corporation shall have the authority to issue Six Hundred Million (600,000,000) shares, consisting of One Hundred Million (100,000,000) shares of Preferred Stock having no par value per share and Five Hundred Million (500,000,000) shares of Common Stock haveing no par value per share

3.           The amendment to the Articles of Incorporation of International Consolidated Companies, Inc., a Florida corporation, set forth in paragraph 2 above was duly adopted by the Board of Directors of the corporation as of May 12, 2008.  The approval of a majority of the shareholders sufficient to ratify and approve such amendment was obtained through written consent on May 14, 2008.

In witness whereof, the corporation, by and through its undersigned officer thereunto duly authorized, has executed these Articles of Amendment on May 14, 2008.

INTERNATIONAL CONSOLIDATED COMPANIES, INC.
By:  /s/ Antonio F. Uccello
Antonio F. Uccello III
President